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                                                               Exhibit 10.5

                               CSX CORPORATION
                      DIRECTORS' MATCHING GIFT PROGRAM


DIRECTORS' MATCHING GIFT PROGRAM
         CSX Corporation's Matching Gift Program is part of the Company's commitment to higher education. An educated population benefits the Company and the communities in which it does business. The Employee Matching Gift Program provides an opportunity for employees to determine directly the recipients of some of the Company's charitable donations.
         Directors and retired Directors of the company are entitled to participate in the Matching Gift Program under the "Directors' Matching Gift Program." Gifts by Directors or retired Directors may be made jointly with a spouse. The participant need not be an alumnus of the eligible educational institution receiving the gift.

ELIGIBLE INSTITUTIONS
         Colleges, including junior colleges, technical schools or other educational institutions above the high school level, universities, graduate and professional schools, or a state association of independent colleges and universities or other national association, foundation or fund which collects an distributes donations to independent colleges and universities, which is:

1.       Located within the United States or one of its territories:
2.       Public or private;
3.       Non-profit, non-proprietary;
4. Accredited or approved by a recognized national or regional accrediting association; and
5. Recognized by the Internal Revenue Service as an organization to which contributions are tax deductible.

CONTRIBUTIONS/CONDITIONS
- -        Individual contributions, with a minimum of $25 and a maximum of
         $5,000 per institution, per calendar year, will be matched, with a maximum annual Company match of $25,000 per Director. The matching rate is one to one.

- -        Contributions must be a personal gift from the Director's own funds, paid in cash or securities, and not a pledged gift.

- -        Funds will not be matched for extra-curricular programs or any other non-educational purposes such as sports, alumni capital improvement projects, dues, subscriptions, insurance premiums, or other such non-direct payments.

PROGRAM ADMINISTRATION
         The program is administered by the Corporate Secretary of CSX Corporation, and may be suspended, revoked, terminated or amended by the Company at any time.

         Questions as to interpretation, application, administration or other aspects of the program shall be decided by the Corporate Secretary.

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         The Corporate Secretary reserves the right to determine eligibility of an institution to receive matching funds under this program.

INSTRUCTIONS
- -        Part A of the Application in this folder should be completed by the
         Director and the entire folder should accompany the Director's gift to an eligible institution.

- -        The qualifying institution, upon receipt of the gift and this folder, should complete Part B of the Application and return the entire folder to the Contributions Coordinator at the address below.

- -        Upon request, the beneficiary institution will provide evidence of its tax exempt status under Section 501(c)(3) of the Internal Revenue Code.

- -        All applications for matching gifts received during any calendar year will be paid when administratively convenient but not less than semi-annually.

- -        Additional forms may be secured from the Contributions Coordinator.
         Requests for information and all correspondence relating to the Directors' Matching Gift Program should be addressed to:

Contributions Coordinator
CSX Corporation
P. O. Box 85629
Richmond, VA  23285-5629



























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                          Part A-Director's Section

(To be completed by Director, who is to send this entire pamphlet, together with gift, to educational institution)

                                              Date.............

Enclosed is my personal donation of $.........
to........................................
   Name of Educational Institution

I hereby authorize the institution named above to report this gift to the Contributions Coordinator of CSX Corporation, for the purpose of qualifying for a contribution in accordance with the provisions of the Company's Matching Gift Program.

.................................................................
                       Director's Name (print in full)

.................................................................
                             Director's Address

.................................................................
City                              State                     Zip

.................................................................
Director's Signature




























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                        Part B-Beneficiary's Section

(To be completed by an appropriate financial officer of the educational institution, and returned to Matching Gifts Administrator; P.O. Box 85629, Richmond, VA 23285-5629

I hereby certify that a donation of $..... was received
on......................., 19.., from...........................in favor of
this institution;                          Name of Donor

And I further certify that this institution meets all the requirements for eligibility as set forth in CSX Corporation's Matching Gift Program. Contributions to the beneficiary institution shown are tax deductible by CSX Corporation pursuant to Section 501(c)(3) of the Internal Revenue Code, and that the beneficiary institution will provide evidence of this status upon request.

..................................  ..........................
Name of Educational Institution            Signature

..................................  ...........................
Address of Educational Institution  Name (print or type in full)

..................................  ............................
                                              Title

..................................  ............................
                                               Date

























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